UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant Section 240.14a-12

MATTERSIGHT CORPORATION
(Exact name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 16, 2013.

MATTERSIGHT CORPORATION	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 21, 2013
	Date: May 16, 2013	Time: 9:00 a.m., Central Time
Location: Hilton Rosemont
5550 North River Road
Rosemont, IL 60018

MATTERSIGHT CORPORATION BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following in connection with Proposal #1: Election of Directors

1.

If Proposal #3 to declassify the Board of Directors is approved, to elect the eight Directors nominated by the Board of Directors. If Proposal #3 to declassify the Board of Directors is not approved, to elect the three Class II Directors, listed as nominees numbered 6-8 (and not the director nominees numbered 1-5) for terms expiring at the 2016 Annual Meeting of Stockholders.

Nominees:
	01) Kelly Conway 02) Tench Coxe 03) John T. Kohler 04) David B. Mullen	05) Michael J. Murray 06) Philip R. Dur 07) Henry J. Feinberg 08) John C. Staley

The Board of Directors recommends you vote FOR Proposal #2: Ratification of Independent Public Accounts

2.	To ratify the appointment of Grant Thornton, LLP as the Company’s independent public accountants for the fiscal year 2013.

The Board of Directors recommends you vote FOR the following proposals:

3.	To amend the Company’s Certificate of Incorporation to declassify the Board of Directors.

4.	To re-approve the material terms of performance-based awards under the Mattersight Corporation 1999 Stock Incentive Plan.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no directions are given, this proxy will be voted “FOR ALL” nominees for the Board of Directors on Proposal #1 (nominees numbered 1-8 if Proposal #3 is approved and nominees 6-8 only if Proposal #3 is not approved), and “FOR” Proposals #2, 3, and 4. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.